Deutsche Bank Annual Global Industrials & Materials Summit June 6, 2019

Disclaimer Statement Regarding Safe Harbor For Forward-Looking Statements This presentation contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to differ materially from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in emerging regions; the costs and availability of raw materials, energy and transportation; the effectiveness of its research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting Grace’s outstanding indebtedness; developments affecting Grace's pension obligations; legacy matters (including product, environmental, and other legacy liabilities) relating to past activities of Grace; its legal and environmental proceedings; environmental compliance costs; the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods, and force majeure events; changes in tax laws and regulations; international trade disputes, tariffs and sanctions; the potential effects of cyberattacks; and those additional factors set forth in Grace's most recent Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace's projections and forward-looking statements, which speak only as of the dates those projections and statements are made. Grace undertakes no obligation to release publicly any revision to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this presentation. Non-GAAP Financial Terms In this presentation, Grace presents financial information in accordance with U.S. generally accepted accounting principles (U.S. GAAP), as well as the non-GAAP financial information described in the Appendix. Grace believes that this non-GAAP financial information provides useful supplemental information about the performance of its businesses, improves period-to-period comparability and provides clarity on the information management uses to evaluate the performance of its businesses. In the Appendix, Grace has provided reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. These non-GAAP financial measures should not be considered as a substitute for financial measures calculated in accordance with U.S. GAAP, and the financial results calculated in accordance with U.S. GAAP and reconciliations from those results should be evaluated carefully. 2019 W. R. Grace & Co. | 2

GRACE AT A GLANCE The Leading Global Supplier of Process Catalysts and Specialty Silicas Materials Technologies Catalyst Technologies ~$5B $2B $0.4B 19% Sales $2B2 81% Sales2 Market Cap1 2018 Sales Traditional 25% 80% 72% PetroChem Feedstocks 8% Chemical Process 7% #1 or #2 Business Sales Outside $2.4B Positions the US 2018 Sales2 Consumer/Pharma 6% Plastics 28% Coatings 6% 29% 21% Clean Fuels 21% 2018 Adj. EBITDA 2018 Adj. Margin EBIT ROIC Operating Segments Refining Technologies | Specialty Catalysts | Materials Technologies 1. As of 5/10/2019 2. Catalysts Technologies includes unconsolidated ART joint venture; FCC = Fluid Catalytic Cracking, SC = Specialty Catalysts, ART = Advanced Refining Technologies; FCC and ART together constitute the Refining Technologies operating segment * Definitions of non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix 2019 W. R. Grace & Co. | 3

2019 FINANCIAL SNAPSHOT

GRACE

2019 Financial Outlook

(as of April 24, 2019)

($M except EPS)	Full-Year Outlook
Sales Growth	6% - 7%
Adj. EBIT	$490 - $500M *up 7% - 9%*
Adj. EPS	$4.53 - $4.62 *up 10% - 12%*
Adj. FCF	$235 - $250M
Depreciation & Amortization	$105 - $110M
Adj. Effective Tax Rate Adj. Cash Tax Rate	26% - 27% 12% - 15%

2Q19 Outlook

- Expect 2Q19 Adj. EPS to be up 6.5% - 7.5% YoY
- Expect sequential Adj. Gross Margin to be flat

Financial Highlights

1Q19 Financial Highlights

- Sales of $469.5M, up 8.8%; up 11.3% on constant currency
  - 5.4% organic growth on strong demand and improved price
  - 5.9% contribution from polyolefin catalysts acquisition
- Adj. EBIT up 9.0%
- Adj. EPS of $0.93 per share, up 13.4%
  - $0.04 above outlook range, largely due to order timing in 1H19

Global Macro Update

- U.S. / China tariffs
  - Negligible direct impact from tariffs at this time
  - U.S. export sales to China <4% of total sales; raw materials from China subject to tariffs <1% of spend
- Actively managing pricing, supply chain and productivity
  - Expect full year 2019 inflation of 100 to 150 basis points
  - Raw materials costs generally declining on sequential basis from 2Q19
- Limited exposure to changes in interest rates and foreign exchange

* Definitions of non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix

2019 W. R. Grace & Co. | 4

COMPELLING INVESTMENT THESIS 1 • Strong strategic positions in high-value markets Enduring Growth • Increasing demand for high-performance plastics, petrochemical feedstocks, and clean transportation fuels; rising living standards and growing middle class incomes Drivers • Growing global focus on stricter environmental standards, improving health and wellness and sustainability 2 • Comprehensive framework to improve profitability; Significant runway for value creation Delivering Value • Commercial excellence and customer-driven innovation reinforce and extend our through the Grace competitive advantages Value Model • Differentiated capabilities and strategies enable above market sales growth rates • Operating excellence delivers productivity and efficiencies in our operations 3 • High-return investments in growth capacity, technology and operating excellence Investing to Extend Our accelerates sales and earnings growth Competitive Advantages • Balanced and disciplined capital allocation strategy drives strong investment returns 4 • 4-6% organic sales growth CAGR Clear Path to Deliver • >10% Adj. EPS growth 2016-2021 • Strong free cash flow available for acquisitions and return to shareholders Financial Framework • Framework reflects targeted investments to accelerate growth across our portfolio • Long-term outlook reinforces investment thesis Strategy, Operating Discipline, and Leadership Team in Place to Create Value 2019 W. R. Grace & Co. | 5

OUR STRATEGY FOR PROFITABLE GROWTH… 1 2 Invest to accelerate Invest in great people growth and extend our to strengthen our competitive advantages high-performance culture 3 4 Execute the Acquire to build our Grace Value Model technology and manufacturing to drive operating excellence capabilities for our customers …Investing in Our Businesses 2019 W. R. Grace & Co. | 6

LONG-TERM GROWTH SUPPORTED BY ENDURING MACRO TRENDS AND LEADING MARKET POSITIONS

GRACE

GLOBAL MACRO TRENDS

Rising Living Standards		Regulation / Health & Wellness	
4-6% Annual Global Plastics Demand Growth	**~4%** Annual Global Middle Class Consumption Growth	**5-7%** Annual Hydroprocessing Catalysts Demand Growth	**5-8%** Annual Consumer/Pharma Demand Growth

MARKET GROWTH DRIVERS[1]

Rising Living Standards:
- + **Demand for plastics and petrochemical feedstocks**
- + **Growth in household disposable incomes**
- + **Global sustainability focus**

Regulation / Health & Wellness:
- + **Demand for cleaner fuels and heavy oil upgrading**
- + **Stricter environmental standards**
- + **Increased focus on health and wellness**

VALUE CREATION OPPORTUNITY

Investing in innovation, technical service and operations to deliver high-value products to help our customers:

- + *Develop new and reformulated products to meet increasing end-consumer demand*
- + *Address changing consumer demands and preferences, and regulatory and environmental standards*
- + *Improve efficiency of their manufacturing to reduce raw material, energy and water usage, and harmful emissions*

ENABLE LONG-TERM, PROFITABLE GROWTH

Leading Positions in High-Value Segments

80% *of Sales in segments where we are #1 or #2*

#1
- FCC catalysts
- Hydroprocessing catalysts
- Hydrocracking catalysts
- Polyolefin catalysts
- Independent PP process technology licensing
- Specialty silica gel

2016 – 2021 Financial Framework

4-6%	**6-8%**	**>10%**
Organic Sales Growth CAGR	*Adj. EBITDA CAGR*	*Adj. EPS CAGR*

1. Source: See W.R. Grace Investor Day Presentation, March 2, 2018 for market growth rates.

2019 W. R. Grace & Co. | 7

HIGH-VALUE END MARKETS TIED TO POSITIVE, LONG-TERM TRENDS

GRACE

	2018 Sales	Long-Term Growth[1]	Key Growth Drivers	Customers / Applications
Specialty Catalysts	**$661M** *2018 Sales*	**HSD** *Expected Growth*	+ Demand for plastics + Increasing population + Rising living standards + Growth in middle class incomes	**Global, regional and national petrochemical companies** Applications include: ▪ Non-phthalate plastics ▪ Packaging for food safety and preservation ▪ High pressure pipe for clean water distribution ▪ Geomembranes for erosion protection ▪ Light-weighting components to improve fuel efficiency ▪ Medical devices to improve health and safety
Refining Technologies	**$802M** *2018 Sales Refining Technologies* **$498M** *2018 Sales ART JV*	**LSD** *Expected Growth* **HSD** *Expected Growth*	+ Demand for cleaner transportation fuels + Increasing energy consumption + Demand for petrochemical feedstocks	**Global, national (state-owned) and independent refining companies** Applications include: ▪ Environmentally compliant transportation fuels ▪ Petrochemical feedstocks ▪ Upgrading low-value oil (resid) ▪ Cleaner burning fuels for emissions control
Materials Technologies	**$469M** *2018 Sales*	**MSD** *Expected Growth*	+ Rising living standards + Growing middle class incomes + Increased focus on health and wellness + Stricter regulatory environment	**Consumer/Pharma** ▪ Pharmaceutical intermediates, excipients, and product additives promote health and well-being **Coatings** ▪ Functional additives for matting and corrosion resistance in industrial and consumer coatings **Chemical Process** ▪ Environmental catalysts for emissions control ▪ Adsorbents for natural gas and petrochemical processes and biofuels

1. Source: See W.R. Grace Investor Day Presentation, March 2, 2018.

2019 W. R. Grace & Co. | 8

OUR PRODUCTS CONTRIBUTE TO OUR CUSTOMERS' SUSTAINABILITY OBJECTIVES

GRACE

	2018 Sales	Examples of Grace Products and Benefits
Improving our customers' products[1]	~$0.1B	• High-performing PP catalysts for lightweighting auto parts to improve fuel economy • Custom single-site PE catalysts for downgauging packaging to reduce plastics requirements • Silicas for tires to reduce rolling resistance and improve fuel economy • Zeolites for dual pane windows to reduce energy use
Improving our customers' process[1]	~$0.5B	• Advanced FCC catalysts to reduce raw material and energy requirements • Advanced silica gel for filtration to reduce water use and waste
Enabling our customers to meet stricter environmental standards	~$0.3B	• Hydroprocessing catalysts to meet cleaner fuels standards (e.g., IMO 2020) • Additives to reduce SOx and NOx emissions from refinery operations • Colloidal silicas for vehicle emission control devices
Enabling our customers to reformulate their products to meet consumer demand	~$0.1B	• Non-phthalate PP catalysts for safer packaging and household items • Silicas for anti-corrosive coatings that are heavy-metal free • Silicas for high performance paints with low-VOCs
	~$1.0B	**~38%** **2018 Sales directly contribute to sustainability objectives**

1. Represents revenues aligned to SASB Chemicals Sustainability Accounting Standards definition of products designed for use-phase resource efficiency, including improving energy efficiency, eliminating/lowering emissions, reducing raw materials consumption, increasing product longevity, and/or reducing water consumption.

2019 W. R. Grace & Co. | 9

LEVERAGING THE GRACE VALUE MOVEL (GVM) At the company level, we focus on portfolio, strategic position, and capital allocation • We invest to grow our businesses, improve our strategic position, and maintain our high ROIC At the business level, we focus on customers, innovation, growth, and profitability • Our customer-focused, solutions-oriented approach to innovation is a competitive advantage • Value selling is the core of our commercial approach • The Grace Manufacturing System is the foundation of our operating excellence strategy • Integrated Business Management aligns our core processes Great talent and our high-performance culture are competitive advantages • We invest in great people to strengthen our high- performance culture Tightly aligned business model delivers value for customers, investors and employees 2019 W. R. Grace & Co. | 10

CAPITAL ALLOCATION UPDATE Capital Allocation Framework Targeting Net Leverage of 2x – 3x EBITDA INVEST IN GROWTH 3.0 3.2 3.1 2.6 • Capex and R&D investments to accelerate organic growth and 2.5 2x - 3x extend our competitive advantages Target • Strategic growth and productivity investments typically generate 20-30% IRR • Invest $200 - $210M in 2019 to support growth, operating 2015 2016 2017 2018 1Q19 2019E excellence and other priorities $250M $418M Acquisition Acquisition (3Q16) (2Q18) PURSUE STRATEGIC ACQUISITIONS 2016-1Q19 Capital Allocations • Bolt-on acquisitions • Acquisitions typically return > 20% IRR Acquisitions Capital and R&D 36% 37% RETURN CASH TO SHAREHOLDERS $1.9B • Dividends and share repurchases • Returned $23.2 million dollars to shareholders in 1Q19 – $18.4 million Dividends Dividends Share Buybacks – $4.8 million Share repurchases 9% 18% Strong Balance Sheet and Cash Generation Support Capital Allocation Plan * Definitions of non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix 2019 W. R. Grace & Co. | 11

2019 FINANCIAL OUTLOOK 2Q19 Adj. EPS outlook up 6.5% to 7.5 2019 Full-Year Outlook 2019 Outlook (as of 4/25/19) Key Assumptions - 5% to 6% organic growth on solid demand and improved pricing Sales Growth 6% - 7% - 1Q19 year-over-year benefit from acquisition - Moderate FX headwind in 1H19 $490 - $500M - Earnings growth from higher sales and improved pricing Adj. EBIT up 7% to 9% - Margin expansion - Inflation of 1.0% to 1.5% $4.53 - $4.62 - Moderate FX headwind in 1H19 Adj. EPS up 10% - 12% - Interest Expense of $81 - $83M - Reflecting increased investment to support growth and productivity Adj. FCF $235 - $250M - $200 - $210M of capital investment in 2019 Depreciation & $105 - $110M Amortization Adj. Effective Tax Rate 26% - 27% - U.S. reform benefits Adj. ETR Adj. Cash Tax Rate 12% - 15% - Low cash tax rate to 2026 * Definitions of non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix 2019 W. R. Grace & Co. | 12

KEY TAKEAWAYS Strong strategic position; well-positioned for growth Grace Value Model focused on creating value Investing in operating excellence; long runway of opportunity Attractive financial framework for growth, earnings and cash 2019 W. R. Grace & Co. | 13

Supplemental Information 14

2016-2021 FINANCIAL FRAMEWORK Sales Organic Growth CAGR with Sales Adj. EBITDA Adj. EPS Adj. Acquisitions CAGR CAGR CAGR FCF 6%-8% 4%-6% 6%-8% >10% >$1B Over 5 Years • Framework reflects targeted investments to accelerate growth across our portfolio • Double-digit average Adj. EPS growth • Grow dividends faster than Adj. EPS growth • Strong free cash flow available for acquisitions and return to shareholders Long-term Outlook Reinforces Investment Thesis 2019 W. R. Grace & Co. | 15

Appendix: Definitions and Reconciliations of Non-GAAP Measures Non-GAAP Financial Terms In the above, Grace presents financial information in accordance with U.S. generally accepted accounting principles (U.S. GAAP), as well as the non-GAAP financial information described below. Grace believes that this non-GAAP financial information provides useful supplemental information about the performance of its businesses, improves period-to-period comparability and provides clarity on the information management uses to evaluate the performance of its businesses. In the above charts, Grace has provided reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. These non-GAAP financial measures should not be considered as substitutes for financial measures calculated in accordance with U.S. GAAP, and the financial results calculated in accordance with U.S. GAAP and reconciliations from those results should be evaluated carefully. Grace defines these non-GAAP financial measures as follows: •Adjusted EBIT means net income attributable to W. R. Grace & Co. shareholders adjusted for interest income and expense; income taxes; costs related to legacy matters; restructuring and repositioning expenses and asset impairments; pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; gains and losses on sales of businesses, product lines, and certain other investments; third-party acquisition-related costs and the amortization of acquired inventory fair value adjustment; and certain other items that are not representative of underlying trends. •Adjusted EBITDA means Adjusted EBIT adjusted for depreciation and amortization. •Adjusted EBIT Return On Invested Capital means Adjusted EBIT (on a trailing four quarters basis) divided by the sum of net working capital, properties and equipment and certain other assets and liabilities. •Adjusted Gross Margin means gross margin adjusted for pension-related costs included in cost of goods sold and the amortization of acquired inventory fair value adjustment. •Adjusted EPS means diluted EPS adjusted for costs related to legacy matters; restructuring and repositioning expenses and asset impairments; pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; gains and losses on sales of businesses, product lines, and certain other investments; third- party acquisition-related costs and the amortization of acquired inventory fair value adjustment; certain other items that are not representative of underlying trends; and certain discrete tax items and income tax expense related to historical tax attributes. •Adjusted Free Cash Flow means net cash provided by or used for operating activities minus capital expenditures plus cash flows related to legacy matters; cash paid for restructuring and repositioning; capital expenditures related to repositioning; cash paid for third-party acquisition-related costs; and accelerated payments under defined benefit pension arrangements. •Net Sales, constant currency means the period-over-period change in net sales calculated using the foreign currency exchange rates that were in effect during the previous comparable period. •Organic sales growth means the period-over-period change in net sales excluding the sales growth attributable to acquisitions. “Legacy matters” include legacy (i) product, (ii) environmental, and (iii) other liabilities, relating to past activities of Grace. Adjusted EBIT, Adjusted EBITDA, Adjusted EBIT Return On Invested Capital, Adjusted Gross Margin, Adjusted EPS, Adjusted Free Cash Flow, Net Sales, constant currency, and Organic sales growth do not purport to represent income or liquidity measures as defined under U.S. GAAP, and should not be considered as alternatives to such measures as an indicator of Grace's performance or liquidity. Grace uses Adjusted EBIT as a performance measure in significant business decisions and in determining certain incentive compensation. Grace uses Adjusted EBIT as a performance measure because it provides improved period-to-period comparability for decision making and compensation purposes, and because it better measures the ongoing earnings results of its strategic and operating decisions by excluding the earnings effects of legacy matters; restructuring and repositioning activities; the effects of acquisitions; and certain other items that are not representative of underlying trends. 2019 W. R. Grace & Co. | 16

Appendix: Definitions and Reconciliations of Non-GAAP Measures (continued) Non-GAAP Financial Terms Grace uses Adjusted EBITDA, Adjusted EBIT Return On Invested Capital, Adjusted Gross Margin, and Adjusted EPS as performance measures and may use these measures in determining certain incentive compensation. Grace uses Adjusted EBIT Return On Invested Capital in making operating and investment decisions and in balancing the growth and profitability of operations. Grace uses Net Sales, constant currency as a performance measure to compare current period financial performance to historical financial performance by excluding the impact of foreign currency exchange rate fluctuations that are not representative of underlying business trends and are largely outside of its control. Grace uses Organic sales growth to measure its businesses' sales performance, excluding the impacts of acquisitions. Grace uses Adjusted Free Cash Flow as a liquidity measure to evaluate its ability to generate cash to support its ongoing business operations, to invest in its businesses, and to provide a return of capital to shareholders. Grace also uses Adjusted Free Cash Flow as a performance measure in determining certain incentive compensation. Adjusted EBIT, Adjusted EBITDA, Adjusted EBIT Return On Invested Capital, Adjusted Gross Margin, Adjusted EPS, Adjusted Free Cash Flow, Net Sales, constant currency, and Organic sales growth do not purport to represent income measures as defined under U.S. GAAP, and should not be used as alternatives to such measures as an indicator of Grace’s performance. These measures are provided to investors and others to improve the period-to-period comparability and peer-to-peer comparability of Grace’s financial results, and to ensure that investors and others understand the information Grace uses to evaluate the performance of its businesses. They distinguish the operating results of Grace's current business base from the costs of Grace's legacy matters; restructuring and repositioning activities; and certain other items. These measures may have material limitations due to the exclusion or inclusion of amounts that are included or excluded, respectively, in the most directly comparable measures calculated and presented in accordance with U.S. GAAP and thus investors and others should review carefully the financial results calculated in accordance with U.S. GAAP. Adjusted EBIT has material limitations as an operating performance measure because it excludes costs related to legacy matters, and may exclude income and expenses from restructuring and repositioning activities, which historically have been material components of Grace’s net income. Adjusted EBITDA also has material limitations as an operating performance measure because it excludes the impact of depreciation and amortization expense. Grace’s business is substantially dependent on the successful deployment of capital, and depreciation and amortization expense is a necessary element of our costs. Grace compensates for the limitations of these measurements by using these indicators together with net income as measured under U.S. GAAP to present a complete analysis of our results of operations. Adjusted EBIT and Adjusted EBITDA should be evaluated together with net income and net income attributable to Grace shareholders, measured under U.S. GAAP, for a complete understanding of Grace’s results of operations. Grace is unable without unreasonable efforts to estimate the annual mark-to-market pension adjustment or future net income or diluted EPS. Without the availability of this significant information, Grace is unable to provide reconciliations for certain forward-looking information set forth in the Outlook, above. (A)Grace's segment operating income includes only Grace's share of income from consolidated and unconsolidated joint ventures. (B)Certain pension costs include only ongoing costs recognized quarterly, which include service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits. Catalysts Technologies and Materials Technologies segment operating income and corporate costs do not include any amounts for pension expense. Other pension related costs including annual mark-to-market adjustments and actuarial gains and losses are excluded from Adjusted EBIT. These amounts are not used by management to evaluate the performance of Grace's businesses and significantly affect the peer-to-peer and period-to-period comparability of our financial results. Mark-to-market adjustments and actuarial gains and losses relate primarily to changes in financial market values and actuarial assumptions and are not directly related to the operation of Grace's businesses. (C)Grace's historical tax attribute carryforwards (net operating losses and tax credits) unfavorably affected its tax expense with respect to certain provisions of the Tax Cuts and Jobs Act of 2017. To normalize the effective tax rate, an adjustment was made to eliminate the tax expense impact associated with the historical tax attributes in 2018. Grace expects to be in a U.S. taxable income position in 2019 and, as such, does not anticipate that these historical tax attribute carryforwards will have a significant effect on its Net Income. These projections of U.S. taxable income may change in subsequent quarters, which could change Grace's U.S. GAAP tax expense and net income for 2019. NM - Not Meaningful 2019 W. R. Grace & Co. | 17

Appendix: Reconciliation of Non-GAAP Financial Measures (continued)

GRACE

Adjusted EBIT by Operating Segment:	Q1 2017	Q2 2017	Q3 2017	Q4 2017	2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	2018
Catalysts Technologies segment operating income	$ 81.2	$ 101.3	$ 103.6	$ 109.3	$ 395.4	$ 92.1	$ 113.7	$ 119.5	$ 115.2	$ 440.5
Materials Technologies segment operating income	24.8	24.2	26.4	25.2	100.6	24.1	29.6	26.6	25.3	105.6
Corporate costs	(16.1)	(18.3)	(18.5)	(16.1)	(69.0)	(16.6)	(19.8)	(19.7)	(17.4)	(73.5)
Certain pension costs(B)	(3.1)	(3.2)	(3.4)	(3.3)	(13.0)	(3.8)	(4.0)	(3.8)	(4.3)	(15.9)
Adjusted EBIT	**86.8**	**104.0**	**108.1**	**115.1**	**414.0**	**95.8**	**119.5**	**122.6**	**118.8**	**456.7**
(Costs) benefit related to legacy product, environmental and other claims	(2.1)	(14.9)	(8.5)	(5.3)	(30.8)	(1.5)	(2.8)	(74.9)	(5.4)	(84.6)
Restructuring and repositioning expenses	(2.3)	(5.4)	(9.3)	(9.7)	(26.7)	(5.6)	(18.8)	(8.4)	(13.6)	(46.4)
Accounts receivable reserve—Venezuela	—	—	(10.0)	—	(10.0)	—	—	—	—	—
Third-party acquisition-related costs	—	—	(0.4)	(2.5)	(2.9)	(0.9)	(5.8)	(0.5)	(0.1)	(7.3)
Amortization of acquired inventory fair value adjustment	—	—	—	—	—	—	(4.6)	(2.3)	—	(6.9)
Pension MTM adjustment and other related costs, net	(1.9)	—	—	(49.2)	(51.1)	—	—	—	15.2	15.2
Gain on sale of product line	—	—	(0.4)	0.4	—	—	—	—	—	—
Income and expense items related to divested businesses	(0.3)	(0.7)	(0.3)	(1.0)	(2.3)	(0.5)	0.6	0.3	1.9	2.3
Loss on early extinguishment of debt	—	—	—	—	—	—	(4.8)	—	—	(4.8)
Interest expense, net	(19.3)	(19.5)	(20.2)	(19.5)	(78.5)	(18.9)	(19.5)	(20.0)	(20.1)	(78.5)
(Provision for) benefit from income taxes	(18.0)	(19.6)	(11.6)	(151.3)	(200.5)	(24.8)	(25.0)	(0.7)	(27.6)	(78.1)
Net income (loss) attributable to W. R. Grace & Co. shareholders	**$ 42.9**	**$ 43.9**	**$ 47.4**	**$ (123.0)**	**$ 11.2**	**$ 43.6**	**$ 38.8**	**$ 16.1**	**$ 69.1**	**$ 167.6**

2019 W. R. Grace & Co. | 18

Appendix: Reconciliation of Non-GAAP Financial Measures (continued) Adjusted Free Cash Flow: YTD 2018 YTD 2017 Net cash provided by (used for) operating activities 342.0 319.2 Capital expenditures (216.3) (125.2) Free Cash Flow 125.7 194.0 Cash paid for legacy product, environmental and other claims 22.9 54.5 Cash paid for repositioning 20.7 11.0 Cash paid for third-party acquisition-related costs 9.2 0.7 Cash paid for restructuring 6.1 13.8 Accelerated defined benefit pension plan contributions 50.0 — Adjusted Free Cash Flow 234.6 274.0 Calculation of Adjusted EBIT Return On Invested Capital (trailing four quarters): Q4 2018 Q4 2017 Adjusted EBIT 456.7 414.0 Invested Capital: Trade accounts receivable 288.5 285.2 Inventories 281.1 230.9 Accounts payable (248.6) (210.3) 321.0 305.8 Other current assets (excluding income taxes) 76.5 42.1 Properties and equipment, net 1,011.7 799.1 Goodwill 540.4 402.4 Technology and other intangible assets, net 356.5 255.4 Investment in unconsolidated affiliate 156.1 125.9 Other assets (excluding capitalized financing fees) 111.0 37.4 Other current liabilities (excluding income taxes, legacy environmental matters, accrued interest, and restructuring) (189.8) (158.6) Other liabilities (excluding legacy environmental matters) (201.5) (113.7) Total invested capital 2,181.9 1,695.8 Adjusted EBIT Return On Invested Capital 20.9% 24.4% 2019 W. R. Grace & Co. | 19

Appendix: Reconciliation of Non-GAAP Financial Measures (continued)

GRACE

	Three Months Ended December 31,							
	2018				2017			
(In millions, except per share amounts)	**Pre-Tax**	**Tax Effect**	**After Tax**	**Per Share**	**Pre-Tax**	**Tax Effect**	**After Tax**	**Per Share**
Diluted earnings per share				**$ 1.03**				$ (1.81)
Pension MTM adjustment and other related costs, net	**(15.2)**	**(5.5)**	**(9.7)**	**(0.14)**	49.2	17.0	32.2	0.47
Restructuring and repositioning expenses	**$ 13.6**	**$ 2.9**	**$ 10.7**	**0.16**	$ 9.7	$ 2.9	$ 6.8	0.10
Costs (benefit) related to legacy product, environmental and other claims	**5.4**	**1.2**	**4.2**	**0.06**	5.3	2.0	3.3	0.05
Income and expense items related to divested businesses	**(1.9)**	**(0.4)**	**(1.5)**	**(0.02)**	1.0	0.3	0.7	0.01
Third-party acquisition-related costs	**0.1**	**—**	**0.1**	**—**	2.5	1.0	1.5	0.02
Loss (gain) on sale of product line	**—**	**—**	**—**	**—**	(0.4)	(0.1)	(0.3)	—
Income tax expense related to historical tax attributes		**(14.3)**	**14.3**	**0.21**		—	—	—
Provisional charge related to the U.S. Tax Cuts and Jobs Act of 2017		**9.4**	**(9.4)**	**(0.14)**		(143.0)	143.0	2.11
Discrete tax items		**1.4**	**(1.4)**	**(0.02)**		(2.2)	2.2	0.03
Adjusted EPS				**$ 1.14**				$ 0.98

	Twelve Months Ended December 31,							
	2018				2017			
(In millions, except per share amounts)	**Pre-Tax**	**Tax Effect**	**After Tax**	**Per Share**	**Pre-Tax**	**Tax Effect**	**After Tax**	**Per Share**
Diluted earnings per share				**$ 2.49**				$ 0.16
Costs (benefit) related to legacy product, environmental and other claims	**$ 84.6**	**$ 18.2**	**$ 66.4**	**0.99**	$ 30.8	$ 11.4	$ 19.4	0.28
Restructuring and repositioning expenses	**46.4**	**10.0**	**36.4**	**0.54**	26.7	8.9	17.8	0.26
Accounts receivable reserve—Venezuela	**—**	**—**	**—**	**—**	10.0	3.5	6.5	0.10
Pension MTM adjustment and other related costs, net	**(15.2)**	**(3.5)**	**(11.7)**	**(0.17)**	51.1	17.4	33.7	0.49
Income and expense items related to divested businesses	**(2.3)**	**(0.5)**	**(1.8)**	**(0.03)**	2.3	0.8	1.5	0.02
Third-party acquisition-related costs	**7.3**	**1.6**	**5.7**	**0.08**	2.9	1.1	1.8	0.03
Loss on early extinguishment of debt	**4.8**	**1.0**	**3.8**	**0.06**	—	—	—	—
Amortization of acquired inventory fair value adjustment	**6.9**	**1.5**	**5.4**	**0.08**	—	—	—	—
Income tax expense related to historical tax attributes		**(25.6)**	**25.6**	**0.38**		—	—	—
Provisional charge related to the U.S. Tax Cuts and Jobs Act of 2017		**11.5**	**(11.5)**	**(0.17)**		(143.0)	143.0	2.10
Discrete tax items		**7.1**	**(7.1)**	**(0.11)**		2.7	(2.7)	(0.04)
Adjusted EPS				**$ 4.14**				$ 3.40

2019 W. R. Grace & Co. | 20